UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                   LBP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                    LBP, INC.


                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2001

                                   ----------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LBP, Inc. (the "Company") will be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 16, 2001 at 10:00 o'clock A.M., for the following purposes:


          (1)  To elect a Board of four Directors;

          (2) To approve the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company, substantially in the form of Exhibit A attached to the accompanying Proxy Statement;

          (3) To ratify the selection of KPMG LLP as independent auditors for the Company for the year ending December 31, 2001; and

          (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of record of the Company's Common Stock at the close of business on the 2nd day of April, 2001 shall be entitled to vote on all matters to be considered at the meeting or any adjournment or postponement thereof.

     A list of all stockholders entitled to vote at the meeting will be available for inspection for the ten days prior to the meeting at the office of the Company and at the offices of the Company's transfer agent, Mellon Investor Services, L.L.C., Overpeck Center, 85 Challenger Road, Ridgefield Park, New Jersey 07660, and will be available for inspection at the time of the meeting, at the place thereof.



                                            By Order of the Board of Directors


                                                    EDWARD W. ROSE, III
                                            CHAIRMAN OF THE BOARD OF DIRECTORS



Dated: April __, 2001
       White Plains, N.Y.


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                        NOTICE TO HOLDERS OF COMMON STOCK

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING,
   PLEASE SIGN AND RETURN THE ENCLOSED PROXY SO THAT YOU WILL BE REPRESENTED.
                        A POST-PAID ENVELOPE IS ENCLOSED
                              FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------

                                    LBP, INC.


                              200 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10601

                                   ----------

                                 PROXY STATEMENT

                                   ----------


     The accompanying Proxy is solicited by the Board of Directors of LBP, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 16, 2001 at 10:00 A.M., or any adjournment or postponement thereof, at which holders of record of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on April 2, 2001 shall be entitled to vote on all matters considered at the meeting.

     The cost of solicitation by the Company, including postage, printing and handling, and the expenses incurred by brokerage firms, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal solicitation. The Company may also use the services of directors and employees of the Company to solicit Proxies, without additional compensation.

     Each Proxy executed and returned by holders of the Common Stock may be revoked at any time thereafter, except as to matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. A Proxy may be revoked by giving written notice of revocation to the Secretary of the Company or to any of the other persons named as proxies, or by giving a Proxy with a later date. The Proxies will be voted at the meeting for the Directors set forth herein in the manner indicated (see Proposal 1.
"ELECTION OF DIRECTORS"), and if no contrary instructions are indicated, in favor of the other matters set forth herein; if specific instructions are indicated, the Proxies will be voted in accordance therewith. This Statement and the form of Proxy solicited from holders of the Common Stock are expected to be sent or given to stockholders on or about April 10, 2001.

     The Annual Report to Stockholders of the Company for the year ended December 31, 2000 is being mailed herewith to each stockholder of record.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AND THE SCHEDULE THERETO) WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE UPON REQUEST TO THE COMPANY AT 200 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK 10601, TELEPHONE (914) 421-2545.


                                   THE COMPANY

     The Company was incorporated under the laws of Delaware on February 16, 1994. The Company's principal executive and administrative offices are located at 200 Mamaroneck Avenue, White Plains, New York 10601; telephone number (914) 421-2545.

     On April 19, 1994, the Board of Directors of Drew Industries Incorporated ("Drew"), the parent company of the Company at that time, approved a plan to transfer the stock of its subsidiary, Leslie-Locke, Inc. ("Leslie-Locke," now known as Prime Acquisition Corp.), to the Company and to distribute the Common Stock of the Company to Drew's stockholders on a one-for-one basis (the "Spin-off"). The transfer of the stock of Leslie-Locke to the Company was effective May 10, 1994, and the Spin-off was effective July 29, 1994. Since the Spin-off, the Company has been a stand-alone company, the Common Stock of which is traded on the OTC-Bulletin Board (symbol: LBPI).

     Pursuant to a Shared Services Agreement, following the Spin-off, Drew and the Company share certain administrative functions and employee services, such as management overview and planning, acquisition searches, tax preparation, financial reporting, coordination of the independent audit, stockholder relations, and regulatory matters. Drew is reimbursed by the Company for such services. The agreement was extended to December 31, 2001. For the fiscal year ended December 31, 2000, the cost of such services to the Company was $194,000. See Proposal 1. "ELECTION OF DIRECTORS--Executive Compensation."

RECENT EVENTS

LIQUIDATION OF THE COMPANY

     On November 12, 1997, the Company announced that its Board of Directors was considering strategic alternatives for the Company's long-range business plans. In this connection, the Company retained Harris Williams & Co. to assist in evaluating, and possibly disposing of, all or certain of the three major operating divisions of the Company's sole operating subsidiary, Leslie-Locke, a manufacturer and marketer of a wide variety of specialty building products for the professional and do-it-yourself remodeling and residential construction industry.

     The Board's decision was motivated by the Company's desire to achieve greater per share value for its stockholders. Although Leslie-Locke's operating management was optimistic about the growth opportunities available to Leslie-Locke, Management of the Company and the Board of Directors believed that the goal of increased per share return to its stockholders was unlikely to be realized in the near future, and that growth opportunities for Leslie-Locke could best be realized by a significantly larger company in a better position than the Company to compete in the changing industry. In connection with its decision concerning Leslie-Locke, the Board of Directors adopted resolutions regarding the Company's intent that, subsequent to the sale of its assets, Leslie-Locke would acquire an operating company and would be engaged in a business other than that of investing, reinvesting or trading in securities, as soon as reasonably possible.

     Pursuant to an Asset Purchase Agreement dated May 26, 1998 (the "Agreement"), Leslie-Locke sold substantially all of its net assets, including its owned and leased real property, to LL Building Products, Inc., a newly-formed Delaware subsidiary of Building Materials Corporation of America, d/b/a GAF Materials Corporation (the "Sale Transaction"). The purchase price was approximately $44 million in cash. The Sale Transaction was consummated on June 18, 1998, as of May 31, 1998. Immediately after the closing of the Sale Transaction, the name of Leslie-Locke was changed to Prime Acquisition Corp. ("Prime"), and the name of the Company was changed from Leslie Building Products, Inc. to LBP, Inc. From this point throughout this Proxy Statement, Leslie-Locke is referred to as Prime, unless the context otherwise requires.

     As a result of the Sale Transaction, after payment of outstanding debt, closing costs and income taxes, the Company (including Prime) had net proceeds of approximately $28 million. In accordance with the terms of the Sale Transaction, approximately $25 million of the net proceeds was deposited in escrow for two years, of which approximately $21 million could be released from escrow and used by the Company at any time to acquire other businesses, for certain investments, and for certain other permitted payments. The net proceeds from the sale were initially invested primarily in liquid U.S. Treasury money market accounts. The Company's Board of Directors continued to reaffirm the previously adopted resolutions regarding the Company's intent that Prime be engaged in a business other than that of investing, reinvesting or trading in securities, as soon as reasonably possible. Accordingly, the Company actively sought a suitable acquisition candidate for Prime. The escrow terminated in June 2000 without the assertion of any claim, and the entire escrow fund was returned to Prime.

     In order for the Company to enhance stockholder value while efforts to acquire a business continued, the Company made certain investments intended to be short-term. In the third quarter of 1998, the Company realized a gain of $463,000 from a short-term securities transaction. In February 2000, the Company realized a loss of $509,000 from the sale of securities purchased in September 1999. In December 1998, the Company utilized $20 million of the funds held in escrow to purchase, and re-deposit in escrow, 800,000 registered shares of 10.5% Cumulative Convertible Preferred Stock of Impac Mortgage Holdings, Inc. ("IMH"), convertible, at $4.72 per common share, into 4,237,288 shares, which represented 15%, of the freely-tradeable common stock of IMH (AMEX: IMH). IMH is a publicly-owned specialty finance company, which, together with its subsidiaries and related companies, operates three businesses: (1) the Long-Term Investment
Operations,   (2)  the  Mortgage  Operations,  and  (3)  the  Warehouse  Lending
Operations. The Long Term Investment Operations invests primarily in non-conforming residential mortgage loans and securities backed by such loans;
the Mortgage Operations primarily purchases and sells or securitizes non-conforming mortgage loans, and the Warehouse Lending Operations provides short-term lines of credit to originators of mortgage loans. IMH is organized as a real estate investment trust ("REIT") for federal income tax purposes, which generally allows it to pass through earnings to stockholders without federal income tax at the corporate level.

     The Company did not register as an investment company, initially relying on the exemption provided by Rule 3a-2, promulgated under the Investment Company Act of 1940, as amended (the "'40 Act"). The Company believed that it was not an investment company for the following reasons: (i) the Company had a bona fide intent to be engaged in a business other than that of investing, reinvesting, owning, holding or trading in securities as soon as reasonably possible; (ii) the Company made short-term investments solely to enhance stockholder value while the Company engaged in efforts to invest its assets in a non-investment company business; (iii) the Company did not in any way hold itself out to be engaged, nor did it propose to be engaged, primarily in the business of investing, reinvesting or trading in securities; (iv) the Company's failure to consummate the acquisition of a non-investment company business had been due to factors beyond the Company's control, principally the lack of candidates with which to consummate an acquisition transaction on terms acceptable to the Company and in the best interests of its stockholders; and (v) the Company's officers and employees continued in good faith their efforts to identify a suitable acquisition on acceptable terms, and thereby to engage in and operate a non-investment company business.

     Despite the Company's efforts, it could not identify a suitable operating business to acquire on acceptable terms. Accordingly, in March 2000, the Company filed an application with the Securities and Exchange Commission ("SEC") for an order pursuant to Section 3(b)(2) of the '40 Act declaring that the Company is not an investment company. Alternatively, the Company requested a Section 6(c) exemption from all provisions of the '40 Act. The application was revised in May, June and July 2000 in response to comments from the SEC Staff. Thereafter, in November 2000, the SEC Staff confirmed to the Company that neither a Section 3(b)(2) order nor a Section 6(c) exemption could be granted under the then-current facts and circumstances of the Company's application. Although the Company continued to discuss with the SEC Staff the manner in which to respond to the Staff's concerns, it became apparent that the Company would be required to sell the IMH preferred stock before the SEC Staff would act favorably on the Company's application. Because sale of the IMH preferred stock would not have been advantageous to the Company under then prevailing market conditions, the Company could not continue as an active Company without registering as an investment company under the '40 Act.

     As an investment company, the Company would be required, among other things, to restructure its operations, capital structure, management, and Board of Directors, and the Company's ability to acquire an operating business would be severely restricted. As a result, the Company's Board of Directors determined that it would not be in the best interests of the Company's stockholders for the Company to register as an investment company pursuant to the '40 Act. On November 17, the Company issued a press release reporting that the Board of Directors was considering either a plan of liquidation and dissolution or a plan to take the Company private. On January 11, 2001, the Board of Directors adopted a Plan of Complete Liquidation, Dissolution and Termination of Existence (the "Plan"), subject to stockholder approval. The Board believes that the Plan represents the most prudent way for the Company to discharge its known liabilities, and to provide for contingent and unknown liabilities, and that distribution to the stockholders of the Company's net assets, after provision for contingencies, would return the greatest value to the Company's stockholders as compared to other alternatives.

     Pursuant to the Plan, the Company will be liquidated by the sale or sales of the IMH preferred stock, which constitutes all of the Company's non-cash assets. After payment of all claims, obligations and expenses owing to the Company's creditors, cash distributions of the proceeds from the sale of the IMH preferred stock and cash on hand will be made to holders of the Company's Common Stock on a pro rata basis. If deemed necessary, appropriate or desirable by the Board of Directors, distributions will be made to one or more liquidating trusts established for the benefit of stockholders, subject to claims of creditors. The Company has no present plans to use a liquidating trust or trusts, but the Board of Directors believes the flexibility provided by the Plan with respect to the liquidating trusts to be advisable. See Proposal 2. "APPROVAL OF PLAN OF COMPLETE LIQUIDATION, DISSOLUTION AND TERMINATION OF EXISTENCE" for a detailed discussion of the Plan.

     Based on prior "no-action" letters issued by the SEC Staff relating to substantially similar factual circumstances, the Company has been advised that it is not required to register under the '40 Act or file periodic financial reports on forms mandated by the '40 Act during the period of liquidation, so long as it engages in transactions which are merely incidental to its dissolution.

SALE OF IMH PREFERRED STOCK

     On February 21, 2001, the Company sold an aggregate of $15 million of its $20 million investment in IMH preferred stock. The investment was sold at cost, plus accrued interest through the date of sale. The Company currently intends to sell the remaining $5 million of IMH preferred stock that it holds. Since acquiring the Impac preferred stock in December 1998, the Company has received an aggregate of $4.3 million in quarterly cash dividends.

                                VOTING SECURITIES

     The Company had outstanding on the record date 5,003,890 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held.

     The Company's Common Stock currently trades on the OTC-Bulletin Board (symbol: LBPI). In order for the Common Stock to continue to trade publicly at any time during the liquidation period, the Company intends to continue to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has not determined when the Company's Common Stock will cease trading. Such determination will be based upon a number of factors during the liquidation period. Accordingly, the Company intends to file with the SEC unaudited Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K containing audited financial statements, and such other reports as are required by the Exchange Act and the rules and regulations promulgated thereunder, until such time as the Board of Directors determines that the Company's Common Stock will cease trading.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     Set forth below is information with respect to each person known to the Company on March 22, 2001 to be the beneficial owner of more than five percent of any class of the Company's voting securities, which consists of Common Stock only (including options):

                                                 AMOUNT AND
                                                  NATURE OF         APPROXIMATE
         NAME AND ADDRESS                        BENEFICIAL         PERCENT OF
        OF BENEFICIAL OWNER                       OWNERSHIP            CLASS
        -------------------                      -----------       ------------

     Edward W. Rose, III (1) ..................  1,738,925(2)(3)       34.8%
        500 Crescent Court
        Dallas, Texas 75201


----------

(1) The person named has sole voting and investment power with respect to such shares.

(2)  See "VOTING SECURITIES--Security Ownership of Management."

(3) Pursuant to Rules 13-1(f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on August 8, 1994, the above-named person, together with certain other persons and entities, jointly filed a single Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists.

     To the knowledge of the Company, other than persons acting as nominees or custodians for various stock brokerage firms and banks, which persons do not have beneficial ownership of the Common Stock, no other person owns of record or beneficially more than five percent of the voting securities of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is information with respect to beneficial ownership at March 22, 2001 of the Common Stock (including options) by each Director and nominee and by all Directors, nominees and Executive Officers of the Company as a group.

                                                  AMOUNT AND
                                                   NATURE OF      APPROXIMATE
             NAME AND ADDRESS                     BENEFICIAL      PERCENT OF
            OF BENEFICIAL OWNER                    OWNERSHIP         CLASS
            ------------------                    -----------    ------------

     Leigh J. Abrams (1) .....................    111,580(2)         2.2%
        200 Mamaroneck Avenue
        White Plains, New York 10601

     Edward W. Rose, III (1) .................   1,738,925(3)        34.8%
        500 Crescent Court
        Dallas, Texas 75201

     James F. Gero (1) .......................    136,900(4)         2.7%
        11900 North Anna Cade Road
        Rockwall, Texas 75087

     Marshall B. Payne (1) ...................    198,850(5)         4.0%
        500 Crescent Court
        Dallas, Texas 75201

     All Directors and Executive Officers
        as a group (6 persons including
        the above-named) .....................  2,230,955(6)        44.6%


----------

(1) Pursuant to Rules 13-1 (f)(1)-(2) of Regulation 13-D of the General Rules and Regulations under the Exchange Act, on August 8, 1994, the persons indicated, together with certain other persons, jointly filed a single
     Schedule 13-D Statement (as amended) with respect to the securities listed in the foregoing table. Such persons made the single, joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act, although neither the fact of the filing nor anything contained therein shall be deemed to be an admission by such persons that a group exists.

(2) Mr. Abrams has sole voting and investment power with respect to the shares owned by him. Includes 4,002 shares of Common Stock held by Mr. Abrams as Custodian under the New York Uniform Gifts to Minors Act for the benefit of his children. Mr. Abrams disclaims any beneficial interest in the shares held as Custodian.

(3) Mr. Rose has sole voting and investment power with respect to the shares owned by him. Includes 42,000 shares owned by each of Cardinal Investment Company, Inc. Pension Plan and Cardinal Investment Company, Inc. Profit Sharing Plan, of each of which Mr. Rose is Trustee. Mr. Rose has the power to vote and dispose of such shares. Mr. Rose's wife has sole voting and investment power with respect to 300 shares owned by her of record. Mr. Rose disclaims any beneficial interest in such shares.

(4) Mr. Gero shares voting and investment power with respect to such shares with his wife.

(5) Mr. Payne has sole voting and investment power with respect to 195,100 of such shares. In addition, Mr. Payne has beneficial ownership of 3,750 shares representing a 25% interest in 15,000 shares held by Scout Ventures, a general partnership.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during 2000 all such filing requirements applicable to its officers and directors (the Company not being aware of any ten-percent holder other than Edward W. Rose, III, a director) were complied with.


                        PROPOSAL 1. ELECTION OF DIRECTORS

     It is proposed to elect a Board of four directors to serve until the next annual election or until their successors are elected and qualify. See Proposal
1. "APPROVAL OF PLAN OF COMPLETE, LIQUIDATION, DISSOLUTION AND TERMINATION OF EXISTENCE--Conduct of the Company Following Adoption of the Plan."

     Unless contrary instructions are indicated, the persons named as proxies in the form of Proxy solicited from holders of the Common Stock will vote for the election of the nominees indicated below. All such nominees are presently directors of the Company. If any such nominees should be unable or unwilling to serve, the persons named as proxies will vote for such other person or persons as may be proposed by Management. Management has no reason to believe that any of the named nominees will be unable or unwilling to serve. Election of directors by holders of the Common Stock will be by a plurality of the votes cast at the meeting, in person or by proxy, by holders of the Common Stock entitled to vote at the meeting. The following table lists the current directors of the Company and the nominees proposed by Management for election by the holders of the Common Stock, all other positions and offices with the Company presently held by them and their principal occupations, in each case as furnished by them to the Company.

       NAME AND AGE                                                 DIRECTOR
        OF NOMINEE                       POSITION                     SINCE
     -----------------                  -----------               -------------

     Leigh J. Abrams ...........   President, Chief Executive          1994
       (Age 58)                    Officer and Director.

     Edward W. Rose, III .......   Chairman of the Board of            1994
       (Age 60)                    Directors.

     James F. Gero .............   Director.                           1994
       (Age 56)

     Marshall B. Payne .........   Director                            1994
       (Age 44)

     LEIGH J. ABRAMS, for more than the past five years has also been President, Chief Executive Officer and a Director of Drew.

     EDWARD W. ROSE, III, for more than the past five years, has been President and principal stockholder of Cardinal Investment Company, Inc., an investment firm. Mr. Rose also serves as a director of the following public companies:
Liberte Investors Inc., engaged in real estate loans and investments; and ACE Cash Express, Inc., engaged in check cashing services. Mr. Rose is also Chairman of the Board of Drew.

     JAMES F. GERO,  since March 1992,  has been  Chairman  and Chief  Executive
Officer of Sierra Technologies, Inc., a manufacturer of defense systems technologies and a director of its affiliates. From July 1987 to October 1989, Mr. Gero was Chairman and Chief Executive Officer of Varo, Inc., a manufacturer of aerospace technology, and from 1985 to 1987, Mr. Gero was President and Chief Executive Officer of Varo, Inc. Since May 1995, Mr. Gero has been Chairman of Clearwire, Inc., a provider and servicer of high-speed wireless internet access. Mr. Gero also serves as a director of the following public company: Orthofix International NV, an international supplier of orthopedic devices for bone fixation and stimulation. Mr. Gero is also a director of Drew.

     MARSHALL B. PAYNE, for more than the past five years, has been Vice President of Cardinal Investment Company, Inc., an investment firm. Mr. Payne also serves as a director of the following public companies: ACE Cash Express, Inc., engaged in check cashing services, and Restoration Hardware, Inc., a specialty retailer of home furnishings.

     FREDRIC M. ZINN, not a nominee for election as a director, has been Chief Financial Officer of the Company since August 1994 and has also served as Chief Financial Officer of Drew for more than the past five years. Mr. Zinn is a Certified Public Accountant.

     HARVEY J. KAPLAN, not a nominee for election as a director, has been Secretary and Treasurer of the Company since August 1994 and has also served as Secretary and Treasurer of Drew for more than the past five years. Mr. Kaplan is a Certified Public Accountant.

     Directors of the Company serve until the Company's next annual meeting of stockholders, and until their successors are elected and qualified. Executive officers serve at the discretion of the Board of Directors. To the knowledge of the Company, no Executive Officer or director is related by blood, marriage or adoption to any other. Each of the nominees named above was elected to his present term of office at the Annual Meeting of Stockholders held on May 17, 2000. During the year ended December 31, 2000, the Board of Directors held seven meetings. All directors attended all meetings of the Board of Directors, except that Mr. Marshall did not attend one meeting.

                          -----------------------------
                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------

     The Audit Committee of the Board of Directors (the "Committee") is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

     The Committee is composed of two independent directors and functions pursuant to a written charter adopted by the Board of Directors on May 17, 2000 (Exhibit B attached to this Proxy Statement). The members of the Committee are Edward W. Rose, III and James F. Gero. The Committee held three meetings during the year ended December 31, 2000. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

     The Committee has met and held discussions with management and the independent accountants, KPMG LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     The Committee considered whether non-audit services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP. The Committee concluded that non-audit services provided by KPMG LLP during the year ended December 31, 2000 were compatible with KPMG LLP's independence.

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in the Company's quarterly Reports on Form 10-Q for the year ended December 31, 2000, was $49,000. The aggregate fees billed for all non-audit services rendered by KPMG LLP during the year ended December 31, 2000 was $38,000.

     Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.



                                                               AUDIT COMMITTEE
                                                             Edward W. Rose, III
                                                                James F. Gero

OTHER COMMITTEES

     The Company has a Stock Option Plan Committee, consisting of Messrs. Rose, Gero and Payne, to determine and designate officers, directors and key employees of the Company and of Prime who are to be granted options, the number of shares subject to options, the nature and terms of the options to be granted, and to otherwise administer the Employee Stock Option Plan. Members of the Stock Option Plan Committee automatically receive options pursuant to the Employee Stock Option Plan under certain circumstances. If the Plan of Liquidation is adopted by the stockholders, no additional options will be granted. See Proposal 1. "ELECTION OF DIRECTORS--Executive Compensation--Stock Option Plan." The Stock Option Plan Committee held one meeting during the year ended December 31, 2000.

     The Company has a Compensation Committee of the Board of Directors consisting of Messrs. Rose and Gero. The functions of the Compensation Committee are to develop compensation policies with respect to the Company's and Prime's executive officers based on performance-related criteria, and to make recommendations to the Board of Directors regarding compensation of executive officers in accordance with such policies. The Compensation Committee held one meeting during the year ended December 31, 2000. See "REPORT OF THE COMPENSATION COMMITTEE."

EXECUTIVE COMPENSATION

     Each of the Company's executive officers is an officer of Drew and is compensated by Drew. The Company does not compensate its executive officers, except for incentive compensation paid to the Company's Chief Executive Officer. However, pursuant to the Shared Services Agreement, the Company pays Drew a fee (the "Shared Services Fee") for the services rendered by such persons. The Company paid Drew $194,000 for the services rendered to the Company during the year ended December 31, 2000. See "THE COMPANY."

      SUMMARY COMPENSATION

     The following table sets forth the annual and long-term cash and noncash compensation for each of the last three calendar years, awarded to or earned by Leigh J. Abrams, President and Chief Executive Officer and a director of the
Company:

                                     SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                  ANNUAL COMPENSATION            COMPENSATION
                                          ----------------------------------   -----------------
NAME AND                      CALENDAR                          OTHER ANNUAL    NUMBER OF STOCK     ALL OTHER
PRINCIPAL POSITION              YEAR      SALARY     BONUS(1)   COMPENSATION    OPTIONS AWARDED   COMPENSATION
------------------            --------    -------    --------- --------------  ----------------  --------------
Leigh J. Abrams ................ 2000            0    $  49,214          0                0               0
  President and                  1999            0    $  95,475          0                0               0
  Chief Executive                1998            0     $324,778          0                0               0
  Officer


----------

(1) Pursuant to an agreement, Leigh J. Abrams, President and Chief Executive Officer of the Company, is entitled to receive an incentive bonus equal to 2 1/2% of the Company's annual income before income taxes and extraordinary items, subject to certain adjustments. Of the incentive compensation received by Mr. Abrams for 1998, $267,726 resulted from the sale of Leslie-Locke's assets, and the balance of $57,052, resulted from income from operations and investments. The incentive compensation paid to Mr. Abrams for 1999 and 1998 is net of $20,000 and $82,000, respectively, allocated by Mr. Abrams to other Drew employees who rendered services to the Company.

STOCK OPTION PLAN

     The Company maintains an Employee Stock Option Plan (the "Stock Option Plan") pursuant to which the Company may grant officers, directors and key employees of the Company and of Prime options to purchase Common Stock. The Stock Option Plan provides for the grant of stock options that qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options. If the Plan of Liquidation is adopted by stockholders, no additional options will be granted.

     Under the Stock Option Plan, the Stock Option Committee (the "Committee") was authorized to grant options to purchase up to an aggregate of 300,000 shares of Common Stock, of which 50,000 shares were allocated to members of the Committee and 250,000 shares were allocated to eligible employees, non-employee directors and non-employee officers, subject to maximum options to purchase 50,000 shares granted to any one eligible employee. To date, options to purchase an aggregate of 226,500 shares have been granted, all of which have been exercised. The Committee has sole and complete authority to determine the individuals eligible to receive stock options under the Stock Option Plan, and to determine the number of stock options to be granted to eligible individuals, as well as the terms and conditions under which grants will be made (including limitations, restrictions or prohibitions upon the exercise of stock options). The Committee determines the period for which each stock option may be exercisable, but in no event may a stock option be exercisable more than 10 years from the date of grant thereof. The number of shares available under the Stock Option Plan, and the exercise price of options granted under the Stock Option Plan, are subject to adjustments that may be made by the Committee to reflect stock splits, stock dividends, recapitalizations, mergers, or other major corporate action.

     The exercise price for options granted under the Stock Option Plan is determined by the Committee in its sole discretion; provided, however, in the case of an ISO granted to an optionee, the exercise price will be at least equal to 100% of the fair market value of the shares subject to such option on the date of grant. The exercise price may be paid in cash or in shares of Common Stock. Options granted under the Stock Option Plan become exercisable in annual installments determined by the Committee and are also subject to performance criteria.

     Each Committee Member is automatically awarded an option ("Formula Option") to purchase 2,500 shares of Common Stock on December 31st of each year in which such Committee Member has served not less than 12 consecutive months as a director of the Company. Such Formula Options immediately vest and are exercisable during the five year period following the date of grant. The purchase price of Common Stock subject to such Formula Options is not less than 100% of the fair market value (as defined in the Stock Option Plan) of the shares subject to option on the date such Formula Option is granted, subject to adjustment as provided in the Stock Option Plan.

OPTION GRANTS IN 2000

     No options were granted to Mr. Abrams during 1999 or 2000. The following table summarizes the Formula Option automatically granted during 2000 to the Chairman of the Board of the Company.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF PRICE
                                                                                            APPRECIATION FOR
                                                      INDIVIDUAL GRANTS                        OPTION TERM
                                              ------------------------------------       ----------------------
                             NUMBER OF     % OF TOTAL
                              SHARES         OPTIONS
                            UNDERLYING     GRANTED TO
                              OPTIONS       EMPLOYEES   EXERCISE      EXPIRATION
          NAME                GRANTED        IN 2000      PRICE          DATE              5%             10%
         ------             ----------     ----------   --------      -----------          ---           ----
Edward W. Rose, III ............2,500          33.3%     $3.483        12/31/06            $2,961         $6,718

OPTION-EXERCISES IN 2000 AND YEAR-END VALUES

     The following table presents the value of unexercised options held by the named executive officers at December 31, 2000.

                                                                    NUMBER OF
                                                                   SECURITIES
                                                                   UNDERLYING          VALUE OF UNEXERCISED
                                                                  UNEXERCISED              IN-THE-MONEY
                                                                   OPTIONS AT           OPTIONS AT DECEMBER
                                    SHARES                      DECEMBER 31, 2000           31, 2000(1)
                                   ACQUIRED         VALUE        EXERCISABLE (E)          EXERCISABLE (E)
           NAME                   ON EXERCISE     REALIZED      UNEXERCISABLE (U)        UNEXERCISABLE (U)
           ----                   -----------     --------      -----------------       -------------------

Edward W. Rose, III ................ 12,500        $ 6,511         2,500(E)(2)                  $355(E)

Leigh J. Abrams .................... 10,000        $17,625              0                            $0

Fredric M. Zinn ....................  7,500        $13,219              0                            $0

Harvey J. Kaplan ...................  2,000        $ 3,525              0                            $0


----------

(1) Market value of Common Stock at December 31, 2000 of $3.625 minus the exercise price.

(2)  This option was exercised in March 2001.


COMPENSATION OF DIRECTORS

     Edward W. Rose, III, Chairman of the Board of Directors, receives an annual director's fee of $24,000, payable $2,000 per month, plus $1,000 for attendance at each meeting of the Board of Directors and $500 for attendance at each Committee meeting. James F. Gero and Marshall B. Payne each receive an annual director's fee of $9,000, payable $750 per month, plus $500 for attendance at each meeting of the Board of Directors and $500 for attendance at each Committee meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves on the Compensation Committee, and there are no "interlocks," as defined by the Securities and Exchange Commission.

                      ------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
                      ------------------------------------


COMPENSATION POLICY

     The Compensation Committee of the Board of Directors (the "Committee") consists of two non-employee directors, Edward W. Rose, III and James F. Gero. The Committee has the responsibility of developing the policies which govern compensation for executive officers, and making recommendations to the Board of Directors regarding compensation of executive officers in accordance with such policies. The Company does not compensate its executive officers, each of whom is an officer of Drew, except for incentive compensation paid to the Company's Chief Executive Officer. However, pursuant to the Shared Services Agreement, the Company pays Drew the Shared Services Fee. See "THE COMPANY;" Proposal 1. "ELECTION OF DIRECTORS--Executive Compensation;" and Proposal 2. "APPROVAL OF PLAN OF COMPLETE, LIQUIDATION, DISSOLUTION AND TERMINATION OF EXISTENCE--Conduct of the Company Following Adoption of the Plan."

     During 2000, the Company's executive compensation policy was designed to enable the Company to motivate and retain senior management by providing a competitive compensation opportunity based on performance. The objective was to provide fair and equitable compensation to senior management in a way that rewards management for reaching and exceeding objectives. The compensation policy links executive compensation to the Company's performance, and aligns executive and stockholder interests. The only component of the Company's executive compensation was performance-related incentive compensation.

     Each year the Committee will review the Company's compensation policy utilizing both internal and external sources of information. If appropriate, changes will be recommended. See Proposal 2. "APPROVAL OF PLAN OF COMPLETE LIQUIDATION, DISSOLUTION AND TERMINATION OF EXISTENCE."

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER OF THE COMPANY IN 2000

     Pursuant to an agreement, Leigh J. Abrams, President and Chief Executive Officer of the Company, is entitled to receive an incentive bonus equal to 2 1/2% of the Company's annual income, before income taxes and extraordinary items, in excess of $125,000. For 2000, Mr. Abrams received incentive compensation in the amount of $49,214.

STOCK OPTIONS

     The Company's Stock Option Plan provides for the grant of options to officers, directors and key employees of the Company and Prime to purchase the Company's Common Stock. The options may qualify as incentive stock options or may be non-qualified stock options. The Stock Option Plan is administered by the Stock Option Committee. See Proposal 1. "ELECTION OF DIRECTORS -- Executive Compensation--Stock Option Plan."

     During 2000, Formula Options to purchase an aggregate of 7,500 shares of Common Stock were automatically granted to three directors of the Company.

     Because all options under the plan were granted at fair market value, any value which is ultimately realized by executive officers through stock options is based entirely on the Company's performance, reflected in the Company's results of operations, as perceived by investors in the Company's Common Stock who establish the price for the Common Stock on the open market.

CONCLUSION

     The Company's executive compensation is linked directly to the Company's results.


                                                      COMPENSATION COMMITTEE
                                                        Edward W. Rose, III
                                                           James F. Gero

COMPARATIVE STOCK PERFORMANCE

     The following graph compares, for the period from December 31, 1995 through the end of calendar year 2000, the cumulative stockholder return on the Common Stock of the Company with the cumulative return on the common stocks of the companies included in the Russell 2000 Index.

     The graph assumes investment of $100 on December 31, 1995 in the Company's Common Stock and in the common stocks of the companies included in the Russell 2000 index, and assumes that any dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG LBP, INC., THE RUSSELL 2000 INDEX(1)

        [The table below represents a line chart in the printed piece.]

                               LBP, INC.         RUSSELL 2000
                  12/95          100                100
                  12/96          129.73             116.49
                  12/97          108.11             142.55
                  12/98          143.24             138.92
                  12/99          159.48             168.45
                  12/00          159.33             163.36

----------

(1) Since the sale of the Company's operating business in June 1998, the Company is not comparable to companies included in any industry index.

INDEMNIFICATION

     The Company's Certificate of Incorporation (the "Certificate") provides for indemnification of directors and officers to the full extent permitted under Delaware Law. Delaware Law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against amounts paid and expenses incurred in connection with an action or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, provided that no indemnification shall be made with respect to any matter as to which such person shall have been adjudged not to be entitled to indemnification under such law.

     The Certificate also provides for indemnification of directors and officers of the Company against liabilities and expenses in connection with any legal proceedings to which they may be made a party or with which they may become involved or threatened by reason of having been an officer or director of the Company or of any other entity at the request of the Company. The Certificate generally provides that a director or officer of the Company (i) shall be indemnified by the Company for all expenses of such legal proceedings unless he has been adjudicated not to have acted in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Company, and (ii) shall be indemnified by the Company for the expenses, judgments, fines and amounts paid in settlement and compromise of such proceedings. Indemnification will be made to cover costs of settlements and compromises if the Board of Directors determines by a majority vote of a quorum consisting of disinterested directors (or, if such quorum is not obtainable, by a majority of the disinterested directors of the Company), that such settlement or compromise is proper in the circumstances.

     The Certificate permits the payment by the Company of expenses incurred in defending a civil or criminal action in advance of its final disposition, subject to receipt of an undertaking by the indemnified person to repay such payment if it is ultimately determined that such person is not entitled to indemnification under the Certificate. No advance may be made if the Board of Directors determines, by a majority vote of a quorum consisting of disinterested directors (or, if such quorum is not obtainable, by a majority of the disinterested directors of the Company), that such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Company.

     The Certificate provides that no director shall be liable to the Company or its stockholders for monetary damages for breach of his fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unauthorized distributions and certain insiders' loans, or (iv) for any transaction from which the director derived an improper personal benefit. See Proposal 2. "APPROVAL OF PLAN OF COMPLETE LIQUIDATION, DISSOLUTION AND TERMINATION OF EXISTENCE--Plan Expenses and Indemnification."

EMPLOYEE STOCK PURCHASE PLAN

     A total of 375,000 shares of Common Stock of the Company were made available for purchase by regular full-time employees of the Company under the 1995 Employee Stock Purchase Plan, of which 78,997 shares were purchased. The Company currently has no full-time employees, and the Stock Purchase Plan has been inactive since the sale of Leslie-Locke's assets.


              PROPOSAL 2. APPROVAL OF PLAN OF COMPLETE LIQUIDATION,
                    DISSOLUTION AND TERMINATION OF EXISTENCE

GENERAL

     The Board of Directors is proposing the Plan of Complete Liquidation, Dissolution and Termination of Existence of the Company (the "Plan") for approval by the stockholders at the Annual Meeting. The Plan was unanimously adopted by the Board of Directors, subject to stockholder approval, on January 11, 2001. A copy of the Plan is attached as Exhibit A to this Proxy Statement. Certain material features of the Plan are summarized below; however, these summaries are not complete and are subject in all respects to the provisions of, and are qualified in their entity by reference to, the Plan. STOCKHOLDERS ARE URGED TO READ THE PLAN IN ITS ENTIRETY.

BACKGROUND AND REASONS FOR THE PLAN

     The Board of Directors concluded that the Plan was in the best interests of the Company and its stockholders because, since the sale of the assets and business of Leslie-Locke, the Company had not been successful, despite diligent efforts, in identifying an operating business to acquire on terms acceptable to the Company. In addition, the Company was unable to obtain an exemption from registration and regulation under the '40 Act and would be required to register as an investment company under the '40 Act. See "THE COMPANY--Recent Events."

     In addition, the Board believes that distribution of the assets of the Company in liquidation could produce more value to the Company's stockholders than if they held their shares of Common Stock because as of the date of this Proxy Statement, the Board believes that the market value of the Company's net assets exceeds, and for some time has exceeded, the market value of the Company's outstanding capital stock. The Board believes that the Plan represents the most prudent way for the Company to discharge its known liabilities, and to provide for contingent and unknown liabilities, and that distribution to the stockholders of the Company's net assets would return the greatest value to the Company's stockholders as compared to other alternatives.

     There can be no assurance that the final liquidation value per share of Common Stock owned by stockholders will equal or exceed the price or prices at which the Common Stock has recently traded or may trade in the future. HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS TO DISTRIBUTE TO THE STOCKHOLDERS THE COMPANY'S NET ASSETS PURSUANT TO THE PLAN. If the Plan is not approved by stockholders, the Board of Directors will explore the alternatives then available for the future of the Company.

FACTORS TO BE CONSIDERED BY STOCKHOLDERS IN DECIDING WHETHER TO APPROVE THE PLAN

     There are many factors that the Company's stockholders should consider when deciding whether to vote to approve the Plan, including the factors set forth below.

     RISKS ASSOCIATED WITH FORWARD LOOKING STATEMENTS

     This Proxy Statement contains certain forward looking statements, including statements contained under the heading "Liquidation Analysis and Estimates" and other statements concerning the value of the Company's net assets, estimates of future income and expenses, the liquidation value per share of Common Stock as compared to its market price absent the proposed liquidation, and the price to be received from the sale or sales by the Company of the IMH preferred stock held by the Company. The methods used by the Board of Directors and management in estimating the value of the Company's assets do not result in an exact determination of value nor are they intended to indicate definitively the amount a stockholder will receive in liquidation. The value of the Company's remaining shares of IMH preferred stock will depend on the market price of such securities. The Company's assets, other than cash and the IMH preferred stock, are nominal. No assurance can be given that the amount to be received in liquidation will equal or exceed the price or prices at which the Common Stock has recently traded or may trade in the future. Stockholders who disagree with the Board's determination that adoption of the Plan is in the best interests of the Company and its stockholders should vote "against" approval of the Plan.

     RISK OF STOCKHOLDER LIABILITY TO CREDITORS OF THE COMPANY

     If the Plan is approved by the stockholders, a Certificate of Dissolution will be filed with the State of Delaware dissolving the Company. Pursuant to the Delaware General Corporation Law (the "DGCL"), the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against it and enabling the Company gradually to dispose of its assets, to discharge its liabilities and to distribute to its stockholders any remaining assets. Under the DGCL, in the event the Company fails to create an adequate contingency reserve for payment of its expenses and liabilities during this three-year period, each stockholder could be held liable for payment to the Company's creditors of such stockholder's pro rata share of amounts owed to creditors in excess of the contingency reserve. The liability of any stockholder would be limited to the amounts previously received by such stockholder from the Company (and from any liquidating trust or trusts). Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder. In such event, a stockholder could receive nothing from the Company under the Plan. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder's repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no assurance that the contingency reserve established by the Company will be adequate to cover any expenses and liabilities. However, after a review of its assets and liabilities, the Company believes that the reserves will be adequate and that a return of amounts previously distributed will not be required. See "Contingency Liabilities, Contingency Reserve, Liquidating Trust" and "LIQUIDATION ANALYSIS AND ESTIMATES."

     TRADING OF THE COMPANY'S COMMON STOCK; CLOSING OF THE STOCK TRANSFER BOOKS

     The Company's Common Stock currently trades on the OTC-Bulletin Board maintained by the NASD (symbol: LBPI). The Company currently intends to close its stock transfer books on the Final Record Date (as described under "Final Record Date") and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates). It is expected that trading in the Company's Common Stock will cease on the Final Record Date.

     CONFLICTS OF INTEREST

     Members of the Board of Directors may be deemed to have a potential conflict of interest in recommending approval of the Plan. See "Possible Effects of the Approval of the Plan Upon Directors and Officers."

     TAX CONSEQUENCES

     Stockholders  will  experience  certain  tax  consequences  as a result  of
distributions   pursuant  to  the  Plan.   See  "Certain   Federal   Income  Tax
Consequences."

POSSIBLE EFFECTS OF APPROVAL OF THE PLAN UPON DIRECTORS AND OFFICERS

     The approval of the Plan by the stockholders may have certain effects upon the Company's officers and directors, including those set forth below:

     All of the Company's current officers and directors hold shares of Common Stock. The non-employee directors who voted in favor of the Plan hold an aggregate of 2,074,675 shares of the Company's Common Stock. See Proposal 1. "ELECTION OF DIRECTORS--Security Ownership of Certain Beneficial Owners and Management."

     No current officers or directors of the Company are parties to agreements with the Company providing for compensation for a fixed term or for severance upon termination.

     The Board of Directors may provide other benefits or bonuses to employees and officers of the Company, including officers who are also directors, in recognition of their services to the Company based on the performance of such employees and officers, including performance during the Company's liquidation process.

PLAN EXPENSES AND INDEMNIFICATION

     Each of the Company's executive officers is an officer of Drew and is compensated in such capacities by Drew. The Company does not compensate its executive officers, except for the incentive compensation paid to the Company's Chief Executive Officer. However, the Company pays Drew the Shared Services Fee for the services rendered by such persons.

     The Plan specifically contemplates that the Board of Directors may authorize the payment of a retainer fee to a law firm or law firms selected by the Board of Directors for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board of Directors provided by the Company pursuant to its Certificate of Incorporation and Bylaws, or the DGCL, or otherwise.

     In addition, in connection with, and for the purpose of implementing and assuring completion of the Plan, the Company may, in the discretion of the Board of Directors, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of the Plan.

     The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws and any contractual arrangements, for actions taken in connection with the Plan and the winding up of the affairs of the Company. The Board of Directors, in its discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover such obligations. See "Conduct of the Company following Adoption of the Plan."

PRINCIPAL PROVISIONS OF THE PLAN

     The Company will distribute pro rata to its stockholders, in cash or in-kind, or sell or otherwise dispose of, all its property and assets. The liquidation is expected to commence as soon as practicable after approval of the Plan by the stockholders, and to be concluded prior to the third anniversary thereof by a final liquidating distribution either directly to the stockholders or to one or more liquidating trusts. Any sales of the Company's assets will be made in private or public transactions and on such terms as are approved by the Board of Directors. It is not anticipated that any further votes of the Company's stockholders will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board of Directors.

     The Plan provides that the Board of Directors will liquidate the Company's assets in accordance with any applicable provision of the DGCL, including
Sections 280 and 281. Without limiting the flexibility of the Board of Directors, the Board of Directors may, at its option, instruct the officers of the Company to follow the procedures set forth in Sections 280 and 281 of the DGCL which instruct such officers to: (i) give notice of the dissolution to all persons having a claim against the Company and provide for the rejection of any such claims in accordance with Section 280 of the DGCL; (ii) offer to any claimant on a contract whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer in accordance with Section 280 of the DGCL;
(iii) petition the Delaware Court of Chancery to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (A) claims that are the subject of pending litigation against the Company, and (B) claims that have not been made known to the Company at the time of dissolution, but are likely to arise or become known within five (5) years (or longer in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL; (iv) pay, or make adequate provision for payment, of all claims made against the Company and not rejected, including all expenses of the sale of assets and of the liquidation and dissolution provided for by the Plan in accordance with Section 280 of the DGCL; and (v) post all security offered and not rejected and all security ordered by the Delaware Court of Chancery in accordance with Section 280 of the DGCL.

     Subject to the payment or the provision for payment of the Company's liabilities and other obligations, the Company's cash on hand, together with the cash proceeds of sales of the IMH preferred stock, the Company's only non-cash asset, will be distributed from time to time pro rata to the holders of record of the Common Stock on such dates as the Board of Directors shall determine. The Company intends to set aside funds in an amount determined by the Board of Directors to be sufficient to satisfy the liabilities, potential liabilities, expenses and obligations of the Company not otherwise paid, provided for or discharged (a "Contingency Reserve"). The Company will continue to earn interest on the funds retained. See "Contingent Liabilities, Contingency Reserve, Liquidating Trust." Any assets of such Contingency Reserve remaining after payment, provision or discharge of all such liabilities, expenses and obligations will also be distributed to the Company's stockholders pro rata. While the Company believes that available cash and amounts received on the sale of the IMH preferred stock will be adequate to provide for the Company's obligations, liabilities, potential liabilities, expenses and claims, and to make cash distributions to stockholders, no assurances can be given. See "Liquidating Distributions"; "Contingent Liabilities, Contingency Reserve, Liquidating Trust"; and "LIQUIDATION ANALYSIS AND ESTIMATES."

     If deemed necessary by the Board of Directors for any reason, the Company may, from time to time, transfer any of its unsold assets or cash to one or more trusts established for the benefit of the stockholders of the Company, which property would thereafter be sold or distributed on terms approved by its trustees. The Company has no present plans to use a liquidating trust or trusts, but the Board of Directors believes the flexibility provided by the Plan with respect to the liquidating trusts to be advisable. If all of the Company's assets (other than the Contingency Reserve) are not sold or distributed prior to the third anniversary of the effectiveness of the dissolution of the Company, the Company will transfer in final distribution such remaining assets to a trust. The Board of Directors may also elect in its discretion to transfer the Contingency Reserve, if any, to such a trust. Any of such trusts are referred to in this Proxy Statement as "liquidating trusts." Notwithstanding the foregoing, to the extent that a distribution or transfer of any asset cannot be effected without the consent of a governmental authority, no such distribution or transfer shall be effected without such consent. In the event of a transfer of assets to a liquidating trust, the Company would distribute, pro rata to the holders of its Common Stock, beneficial interests in any such liquidating trust or trusts. It is anticipated that the interests in any such trusts will not be transferable; therefore, although the recipients of the interests would be treated for tax purposes as having received their pro rata share of net property transferred to the liquidating trust or trusts, they will receive no cash. In addition, recipients of the interests will thereafter be required to take into account for tax purposes their allocable portion of any income, gain or loss realized by such liquidating trust or trusts, even though they will receive no cash. The recipients of the interests will not realize the value accumulated in the trust unless and until such liquidating trust distributes cash or other assets to them. The Plan authorizes the Board of Directors to appoint one or more individuals or entities to act as trustee or trustees of the liquidating trust or trusts and to cause the Company to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by the Board of Directors. Approval of the Plan also will constitute the approval by the Company's stockholders of any such appointment and any liquidating trust agreement or agreements. For further information relating to liquidating trusts, the appointment of trustees and the liquidating trust agreements, see "Contingent Liabilities, Contingent Reserve, Liquidating Trusts."

     The Company will close its stock transfer books and discontinue recording transfers of shares of its Common Stock on the Final Record Date. See "Trading of the Common Stock and Interests in the Liquidating Trust or Trusts" and "Final Record Date."

     Following approval of the Plan by the stockholders, a Certificate of Dissolution will be filed with the State of Delaware dissolving the Company. See "Liquidation Analysis and Estimates." The dissolution of the Company will become effective, in accordance with the DGCL, upon proper filing of the Certificate of Dissolution with the Secretary of State or upon such later date as may be specified in the Certificate of Dissolution. Pursuant to the DGCL, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Company gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the Company was organized.


ABANDONMENT; AMENDMENT

     Under the Plan, the Board of Directors may modify, amend or abandon the Plan, notwithstanding stockholder approval, to the extent permitted by the DGCL. The Company will not amend or modify the Plan under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL and the federal securities laws.

LIQUIDATING DISTRIBUTIONS--NATURE, AMOUNT, TIMING

     Although the Board of Directors has not established a firm timetable for distributions to stockholders, if the Plan is approved by the stockholders, the Board of Directors intends, subject to contingencies inherent in winding up the Company's business, to make such distributions as promptly as practicable. The liquidation is expected to be concluded prior to the third anniversary of the filing of the Certificate of Dissolution in Delaware by a final liquidating distribution either directly to the stockholders or to a liquidating trust. As promptly as practicable after the approval of the Plan by the stockholders, the Company currently intends to distribute a substantial amount of its available cash. Thereafter, liquidating distributions will be made from time to time to stockholders of record on dates to be determined by the Board of Directors. The Board of Directors is, however, currently unable to predict the precise nature, amount or timing of the initial distribution or any subsequent distributions pursuant to the Plan. The actual nature, amount and timing of all distributions will be determined by the Board of Directors, in its sole discretion, and will depend in part upon the Company's ability to convert its remaining non-cash assets into cash.

     The Company does not plan to satisfy all of its liabilities and obligations prior to making distributions to its stockholders, but instead will reserve assets deemed by management and the Board of Directors to be adequate to provide for such liabilities and obligations. Management and the Board of Directors believe that the Company has sufficient cash to pay its current and accrued obligations without the sale of any of its assets.

     Uncertainties as to the precise net value of the Company's non-cash assets and the ultimate amount of its liabilities make it impracticable to predict the aggregate net value ultimately distributable to stockholders. Claims, liabilities and expenses (including the Shared Services Fee, incentive compensation payments, investment banking, legal and accounting fees, taxes, expenses and costs related to litigation, if any, insurance, and other administrative expenses), will continue to be incurred following approval of the Plan. These expenses will reduce the amount of assets available for ultimate distribution to stockholders, and, while the Company does not believe that a precise estimate of those expenses can currently be made, Management and the Board of Directors believe that available cash and amounts received on the sale of assets will be adequate to provide for the Company's obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to stockholders. However, no assurances can be given that available cash and amounts received on the sale of assets will be adequate to provide for the Company's obligations, liabilities, expenses and claims and to make cash distributions to stockholders. See "Liquidation Analysis and Estimates."

FACTORS TO BE CONSIDERED WITH RESPECT TO SALE OF THE COMPANY'S ASSETS

     The sale by the Company of an appreciated asset will result in the recognition of taxable gain by the Company to the extent the fair market value of such asset exceeds the Company's tax basis in such asset.

     On February 21, 2001, the Company sold an aggregate of $15 million of its $20 million investment in IMH preferred stock. The investment was sold at cost, plus accrued interest through the date of sale. The Company currently intends to sell the remaining $5 million of IMH preferred stock that it holds. Since acquiring the IMH preferred stock in December 1998, the Company has received an aggregate of $4.3 million in quarterly cash dividends. The aggregate costs of acquiring the investment and the sale were approximately $200,000. The shares of IMH preferred stock owned by the Company were purchased pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"). However, there is no public market for the IMH preferred stock, and, as a result, it may be difficult to sell the IMH preferred stock promptly. In addition, the shares of IMH preferred stock are subject to certain limited restrictions on resale set forth in an agreement between IMH and the Company, which generally provides that the IMH preferred stock cannot be sold under circumstances that would result in IMH being "closely held" within the meaning of Section 856(h) of the Code. Moreover, because there is no public market for the IMH preferred stock, unless the IMH preferred stock can be sold in one or more private transactions, the

Company would be required to convert the IMH preferred stock to IMH common stock at the conversion price of $4.72 per share. The per share market price of IMH common stock on March 22, 2001 was $4.00.

     If the Company converted all the IMH preferred stock to common stock, the Company would own 1,059,322 shares of Impac common stock, representing approximately 5% of the outstanding IMH common stock after giving effect to the conversion. Although the IMH common stock would be freely-tradeable, sales on the open market of substantial amounts of IMH common stock by the Company could adversely effect the market price of IMH common stock, and could disrupt an orderly market for such shares, making sales of the IMH common stock more difficult.

     In addition to the foregoing, the Board of Directors and management have not yet determined when to sell any remaining shares of IMH preferred stock. This determination will be based on the judgment of the Board of Directors and management as to whether the sale of such assets at any particular time will result in realization of the best value to the Company's stockholders and will be based on several factors, including without limitation, (i) the Company's contractual obligations to IMH; (ii) the anticipated effect on the market price of IMH preferred stock or common stock; (iii) whether an orderly public market for IMH preferred stock or common stock exists and would continue to exist; and
(iv) with respect to the shares of IMH preferred stock or any of the Company's other assets, the availability of one or more purchasers of the assets in a private sale.

     Any sale of the Company's remaining shares of IMH preferred stock, and the anticipation of such sale resulting from the approval of the Plan, may reduce the market price of such shares and, therefore, the value realized by the stockholders from future sales of such shares.


SALES OF THE COMPANY'S ASSETS

     The Plan gives the Board of Directors the authority to sell the non-cash assets of the Company, which currently consists of 200,000 shares of IMH preferred stock. As of [ ], 2001, no agreement to sell the IMH preferred stock has been reached. Sales of the IMH preferred stock will be made on such terms as are approved by the Board of Directors and may be conducted by competitive bidding, public sales on applicable stock exchanges or over-the-counter or privately negotiated sales. Any sales will be made after the Board of Directors has determined that any such sale is in the best interests of the stockholders. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board of Directors. The Company does not anticipate amending or supplementing the Proxy Statement to reflect any such agreement or sale, unless required by applicable law. The prices at which the Company will be able to sell its assets will depend largely on factors beyond the Company's control, including, without limitation, the rate of inflation, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and United States and regulatory approvals. In addition, the Company may not obtain as high a price for a particular asset as it might secure if the Company were not in liquidation.


CONDUCT OF THE COMPANY FOLLOWING ADOPTION OF THE PLAN

     The Company's executive officers, directors and other employees will be compensated pursuant to the Shared Services Agreement, except for incentive compensation paid to the Company's Chief Executive Officer.

     Following approval of the Plan by the Company's stockholders, the Company's activities will be limited to winding up its affairs, taking such action as may be necessary to preserve the value of its assets and distributing its assets in accordance with the Plan. The Company will seek to distribute or liquidate all of its assets in such manner and upon such terms as the Board of Directors determines to be in the best interests of the Company's stockholders.

     Based on prior "no-action" letters issued by the SEC relating to substantially similar factual circumstances, the Company has been advised that it is not required to register under the '40 Act or file periodic financial reports on forms mandated by the '40 Act during the period of liquidation, so long as it engages in transactions which are merely incidental to its dissolution. In order for the

Common Stock to trade publicly on the OTC-Bulletin Board at any time during the liquidation period, the Company intends to continue to comply with the reporting requirements of the Exchange Act. Accordingly, the Company will file with the SEC unaudited Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K containing audited financial statements, and such other reports as are required by the Exchange Act and the rules and regulations promulgated thereunder. See "Recent Events--Liquidation of the Company" and "Final Record Date."

     Following the approval of the Plan by the Company's stockholders, the Company will continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation, as amended, and By-laws, the DGCL and any contractual arrangements, for actions taken in connection with the Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may be satisfied out of the assets of any liquidating trust. The Board of Directors and the trustees of any liquidating trust may obtain and maintain such insurance as may be necessary to cover the Company's indemnification obligations under the Plan.

CONTINGENT LIABILITIES, CONTINGENCY RESERVE, LIQUIDATING TRUST

     Under the DGCL, the Company is required, in connection with its dissolution, to pay or provide for payment of all of its liabilities and obligations. Following approval of the Plan by the Company's stockholders, the Company will pay all expenses and fixed and other known liabilities, or set aside as a Contingency Reserve cash and other assets which it believes to be adequate for payment thereof. The Company is currently unable to estimate with precision the amount of any Contingency Reserve which may be required, but any such amount (in addition to any cash contributed to a liquidating trust, if one is utilized) will be deducted before the determination of amounts available for distribution to stockholders. See "LIQUIDATION ANALYSIS AND ESTIMATES."

     The actual amount of the Contingency Reserve will be based upon estimates and opinions of Management and the Board of Directors and derived from consultations with outside experts and review of the Company's estimated income less operating expenses; including, without limitation, the Shared Services Fee, incentive compensation payments, investment banking, legal and accounting fees, taxes, expenses and costs related to litigation, insurance, and other administrative expenses and expenses accrued in the Company's financial statements. There can be no assurance that the Contingency Reserve in fact will be sufficient. Subsequent to the establishment of the Contingency Reserve, the Company will distribute to its stockholders any portion of the Contingency Reserve which it deems no longer to be required. After the liabilities, expenses and obligations for which the Contingency Reserve had been established have been satisfied in full, the Company will distribute to its stockholders any remaining portion of the Contingency Reserve.

     If deemed necessary, appropriate or desirable by the Board of Directors for any reason, the Company may, from time to time, transfer any of its unsold assets to one or more liquidating trusts established for the benefit of the stockholders of the Company, which property would thereafter be sold or distributed on terms approved by its trustees. The Company has no present plans to use a liquidating trust or trusts, but the Board of Directors believes the flexibility provided by the Plan with respect to the liquidating trusts to be advisable. The Board of Directors and management may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution or where the Board of Directors determines that it would not be in the best interests of the Company and its stockholders for such assets to be distributed directly to the stockholders at such time. If all of the Company's assets (other than the Contingency Reserve) are not sold or distributed prior to the third anniversary of the effectiveness of the dissolution, the Company must transfer in final distribution such remaining assets to a liquidating trust. The Board of Directors may also elect in its discretion to transfer the Contingency Reserve, if any, to such a liquidating trust. Notwithstanding the foregoing, to the extent that the distribution or transfer of any asset cannot be effected without the consent of a governmental authority, no such distribution or transfer shall be effected without such consent. The purpose of a liquidating trust would be to distribute such property or to sell such property on terms satisfactory to the liquidating trustees, and distribute the proceeds of such sale after paying those liabilities of the Company, if any, assumed by the trust, to the Company's stockholders. Any liquidating trust acquiring all of the unsold assets of the Company will assume all of the liabilities and obligations of the Company and will be obligated to pay any expenses and liabilities of the Company which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets.

     The Plan authorizes the Board of Directors to appoint one or more individuals or entities to act as trustee or trustees of the liquidating trust or trusts and to cause the Company to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by the Board of Directors. It is anticipated that the Board of Directors may select such trustee or trustees on the basis of the experience of such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust or trusts and the ability of such individual or entity to serve the best interests of the Company's stockholders. The Company has not determined whether it would require that a majority of the trustees be independent of the Company's management. Approval of the Plan by the stockholders will also constitute the approval by the Company's stockholders of any such appointment and any liquidating trust agreement or agreements.

     The trust would be evidenced by a trust agreement between the Company and the trustees. The purpose of the trust would be to serve as a temporary repository for the trust property prior to its disposition or distribution to the Company's stockholders. The transfer to the trust and distribution of interests therein to the Company's stockholders would enable the Company to divest itself of the trust property. Pursuant to the trust agreement, the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to the Company's stockholders, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. It is anticipated that the interests would be evidenced only by the records of the trust and there would be no certificates or other tangible evidence of such interests and that no holder of Common Stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of Common Stock in order to receive the interests. It is further anticipated, although not required, that pursuant to the trust agreements (i) approval of a majority of the trustees would be required to take any action; and (ii) the trust would be irrevocable and would terminate after the earliest of (x) the trust property having been fully distributed, or (y) a majority of the trustees, having approved of such termination, or (z) a specified number of years having elapsed after the creation of the trust.

     UNDER THE DGCL, IN THE EVENT THE COMPANY FAILS TO CREATE AN ADEQUATE CONTINGENCY RESERVE FOR PAYMENT OF ITS EXPENSES AND LIABILITIES OR SHOULD SUCH CONTINGENCY RESERVE AND THE ASSETS HELD BY THE LIQUIDATING TRUST OR TRUSTS BE EXCEEDED BY THE AMOUNT ULTIMATELY FOUND PAYABLE IN RESPECT OF EXPENSES AND LIABILITIES, EACH STOCKHOLDER COULD BE HELD LIABLE FOR THE PAYMENT TO CREDITORS OF SUCH STOCKHOLDER'S PRO RATA SHARE OF SUCH EXCESS, LIMITED TO THE AMOUNTS THERETOFORE RECEIVED BY SUCH STOCKHOLDER FROM THE COMPANY OR FROM THE LIQUIDATING TRUST OR TRUSTS.

     If the Company were held by a court to have failed to make adequate provision for its expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the Contingency Reserve and the assets of the liquidating trust or trusts, a creditor of the Company could seek to enjoin the Company from making any distributions under the Plan on the ground that the amounts to be distributed were needed to provide for the payment of the Company's expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders and/or interest holders under the Plan.

FINAL RECORD DATE

     The date on which the Company will close its stock transfer books (the "Final Record Date") and discontinue recording transfers of shares of Common Stock will be the earliest to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution,
(ii) the close of business on the date on which the remaining assets of the Company are transferred to a liquidating trust, (iii) the date on which the Company ceases to exist under the DGCL, or (iv) such earlier date as the Board of Directors determines. Following determination of the Final Record Date by the Board of Directors, certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. After the Final Record Date, the Company will not issue any new stock certificates, other than replacement certificates. See "Trading of the Common Stock and Interests in the Liquidating Trust or Trusts." All liquidating distributions from the Company or a liquidating trust on or after the Final Record Date will be made to stockholders according to their holdings of Common Stock as of the Final Record Date.

SURRENDER OF STOCK CERTIFICATES

     Subsequent to the Final Record Date, the Company may at its election require stockholders to surrender certificates representing their shares of the Common Stock in order to receive subsequent distributions. STOCKHOLDERS SHOULD NOT FORWARD THEIR STOCK CERTIFICATES BEFORE RECEIVING INSTRUCTIONS TO DO SO. If surrender of stock certificates should be required, all distributions otherwise payable by the Company or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder's certificate evidencing the Common Stock has been lost, stolen or destroyed, the stockholder may be required to furnish the Company with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

TRADING OF THE COMMON STOCK AND INTERESTS IN THE LIQUIDATING TRUST OR TRUSTS

     The Company currently intends that the Common Stock will continue to trade on the OTC-Bulletin Board until the Final Record Date. See "Final Record Date." The Company currently intends to close its stock transfer books on the Final Record Date and to cease recording stock transfers and issuing stock certificates (other than replacement certificates) at such time. Accordingly, it is expected that trading in the shares will cease on and after such date.

     It is anticipated that the interests in a liquidating trust or trusts will not be transferable, although no determination has yet been made. Such determination will be made by the Board of Directors and Management prior to the transfer of unsold assets to the liquidating trust and will be based on, among other things, the Board of Directors, and Management's estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws. Should the interests be transferable, the Company plans to distribute an information statement with respect to the liquidating trust or trusts at the time of the transfer of assets and the liquidating trust or trusts may be required to comply with the periodic reporting and proxy requirements of the Exchange Act. The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange or quoted through Nasdaq, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets.

     As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of nontransferable interests could result in tax liability to the interest holders without receiving cash to pay such taxes or otherwise. See "Certain Federal Income Tax Consequences--The Liquidating Trust or Trusts."

PER SHARE MARKET PRICE INFORMATION

     The  Common  Stock of the  Company  is  traded  on the  OTC-Bulletin  Board
(symbol: LBPI). On March 22, 2001, there were 1,594 holders of record of the Common Stock.

     The table below sets forth, for the periods indicated, the range of high and low closing prices per share for the Common Stock as reported by the National Association of Securities Dealers. The prices set forth below represent quotations between dealers, without adjustment for retail mark up, mark down or commissions, and do not necessarily represent actual transactions.

                                                       HIGH            LOW
                                                      ------          -----

      CALENDAR 2001
        Through March 22 ...........................

      CALENDAR 2000
        Quarter ended March 31 .....................   $3.63          $3.19
        Quarter ended June 30 ......................   $3.44          $3.13
        Quarter ended September 30 .................   $3.48          $3.25
        Quarter ended December 31 ..................   $3.75          $3.25

      CALENDAR 1999
        Quarter ended March 31 .....................   $4.13          $3.19
        Quarter ended June 30 ......................   $4.19          $3.88
        Quarter ended September 30 .................   $4.19          $3.56
        Quarter ended December 31 ..................   $3.75          $3.28

      CALENDAR 1998
        Quarter ended March 31 .....................   $2.75          $2.25
        Quarter ended June 30 ......................   $3.88          $2.13
        Quarter ended September 30 .................   $3.41          $2.69
        Quarter ended December 31 ..................   $3.31          $2.81

     On January 10, 2001, the last trading day preceding the public announcement of adoption of the Plan, the closing price per share of the Common Stock was $3.75. The closing price share for the Common Stock on March 22, 2001 was $5.00.

     Except for a dividend of $0.18 per share paid on December 12, 2000 to holders of record of the Common Stock on November 27, 2000, the Company has not paid any dividends on its Common Stock. Future distributions with respect to the Common Stock will be made pursuant to the Plan. See "Liquidation Distributions--Nature, Amount, Timing."

ABSENCE OF APPRAISAL RIGHTS

     Under the DGCL, the stockholders of the Company are not entitled to appraisal rights for their shares of Common Stock in connection with the transactions contemplated by the Plan.

REGULATORY APPROVALS

     No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with implementation of the Plan.

     Based on prior "no-action" letters issued by the SEC Staff relating to substantially similar factual circumstances, the Company has been advised that it is not required to register under the '40 Act or file periodic financial reports on forms mandated by the '40 Act during the period of liquidation, so long as it engages in transactions which are merely incidental to its dissolution.

     In order for the Common Stock to trade publicly on the OTC-Bulletin Board at any time during the liquidation period, the Company intends to continue to comply with the reporting requirements of the Exchange Act. Accordingly, the Company will file with the SEC unaudited Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K containing audited financial statements, and such other reports as are required by the Exchange Act and the rules and regulations promulgated thereunder.

TERMINATED LITIGATION

     On January 23, 2001, a holder of 100 shares of the Company's Common Stock commenced a proceeding against the Company and its directors purporting to be both a class action and a derivative action on behalf of the Company. BRAGGER VS. ABRAMS, ET AL, Case No. 01 Civ. 0249, United States District Court, Southern District of New York. The Complaint alleged that the directors caused the Company and its stockholders to sustain losses because the directors allegedly violated the '40 Act by not causing the Company to become a registered investment company and to comply with the regulatory requirements of the '40 Act, and because the defendants caused the Company to make certain allegedly improper investments, including its investment in the IMH preferred stock, in violation of their duty.

     On March 14, 2001, the Company and its directors served plaintiff with a motion to dismiss the Complaint on grounds that Plaintiff failed to state a claim entitling Plaintiff to any relief. On March 22, 2001, Plaintiff voluntarily withdrew the Complaint, terminating the action without any liability of the Company or its directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material Federal income tax consequences of the Plan to the Company, Prime and the Company's stockholders, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain Federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service (the "IRS") rulings, and judicial decisions now in effect, all of which are subject to change at any time; any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Company and Prime will liquidate substantially in accordance with the Plan.

     Distributions to stockholders pursuant to the Plan may occur at various times and in more than one tax year. No assurance can be given that the tax treatment described herein will remain unchanged at the time of such distributions. The following discussion presents the opinion of the Company. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan, and the Company will not seek an opinion of counsel with respect to the anticipated tax treatment. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the stockholders and the Company from the liquidation.

CONSEQUENCES TO THE COMPANY AND PRIME

     IN GENERAL

     The Company and Prime file separate Federal corporate income tax returns and are separate taxpayers for Federal income tax purposes. After the approval of the Plan and until the liquidation is completed, the Company and Prime will continue to be subject to income tax on their taxable income. In connection with the Plan, Prime will be liquidated and will distribute its assets to the Company, and the Company will distribute all its assets to the stockholders. Upon the distribution of any non-cash asset to stockholders pursuant to the Plan, the Company will recognize gain or loss as if such asset were sold to the stockholders at its fair market value. The Company should recognize no gain or loss upon receipt of liquidating distributions from Prime and Prime should recognize no gain or loss upon the distribution of any non-cash asset to the Company pursuant to the Plan so long as the liquidation of Prime is completed within three years from the close of the year of the first distribution to the Company.

     PERSONAL HOLDING COMPANY INCOME

     Following the consummation of the Sale Transaction, Prime ceased all business operations and invested its remaining assets in interest-bearing obligations and dividend paying shares of corporate stock pending the search for a suitable acquisition. Under the Code, corporations that receive 60 percent or more of their income from passive sources, including dividends and interest, and that have 50 percent or more of their outstanding stock held by five or fewer individuals are considered to be personal holding companies and are subject to a tax of 39.6 percent on their undistributed personal holding company income, as defined in the Code, in addition to their regular income tax.

     The Company and Prime were considered to be personal holding companies for the year 2000. Accordingly, the Company and Prime would have been subject to the personal holding company tax in addition to the regular income tax if they did not distribute to stockholders an amount equal to their taxable income, net of certain expenses and with certain other adjustments, as regular dividends taxable as ordinary income. As a result, the Company paid a dividend of $0.18 per share in December 2000.

     If the percentage ownership of the Company remains unchanged, the Company and Prime will also be considered to be personal holding companies for the year 2001 and for each year thereafter. The Company intends to take those actions, and cause Prime to take those actions, that will reduce or eliminate undistributed personal holding company income.

CONSEQUENCES TO STOCKHOLDERS

     As a result of the liquidation of the Company, stockholders will recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to them and the fair market value (at the time of distribution) of any property distributed to them, less any amounts designated as dividends by the Company under the personal holding company rules, and (ii) their tax basis for their shares of the Common Stock. A stockholder's tax basis in his or her shares will depend upon various factors, including the stockholder's cost and the amount and nature of any distributions received with respect thereto.

     A stockholder's gain or loss will be computed on a "per share" basis. The Company expects to make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by a stockholder. The value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of stock. Gain will be recognized by reason of a liquidating distribution only to the extent that the aggregate value of such distributions received by a stockholder with respect to a share exceeds his or her tax basis for that share. Any loss will generally be recognized only when the final distribution from the Company has been received and then only if the aggregate value of the liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets. Gain resulting from distributions of cash or assets from a corporation pursuant to a plan of liquidation is generally capital gain rather than ordinary income. However, if it were to be determined that distributions made pursuant to the Plan were not liquidating distributions, the result could be treatment of distributions as dividends rather than capital gains, taxable at ordinary income rates without reduction for tax basis in the shares.

     Upon any distribution of property, the stockholder's tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the stockholder's future sale of that property will be measured by the difference between the stockholder's tax basis in the property at the time of such sale and the proceeds of such sale.

     Any amounts designated as dividends by the Company with respect to non-corporate stockholders under the personal holding company rules will be treated as dividend income by such stockholder taxable at ordinary income rates without reduction for tax basis in the shares.

     After the close of its taxable year, the Company will provide stockholders and the IRS with a statement of the amount of cash distributed to stockholders, the amounts, if any, designated as dividends under the personal holding company rules, and its best estimate as to the value of any property distributed to them during that year. There is no assurance that the IRS will not challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions of property to stockholders or distributions to a liquidating trust could result in tax liability exceeding the amount of cash received, requiring the stockholder to satisfy the tax obligations from other sources or by selling all or a portion of the assets received. Such sales, or the prospect of such sales, could reduce the market price of any securities received.

THE LIQUIDATING TRUST OR TRUSTS

     If the Company transfers assets to a liquidating trust or trusts, stockholders will be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust or trusts, less the amount of known liabilities assumed by the liquidating trust or trusts or to which the property transferred is subject. Such transfers would result in tax liabilities to stockholders. The liquidating trust or trusts themselves should not be subject to tax. In addition, stockholders will be required to take into account for Federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust or trusts. As a result of the transfer of property to the liquidating trust or trusts and the ongoing operations of the liquidating trust or trusts, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust or trusts with which to pay such tax. See "Contingent Liabilities; Contingent Reserve; Liquidating Trust."

TAXATION OF NON-UNITED STATES STOCKHOLDERS

     Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.

STATE AND LOCAL TAX

     Stockholders may also be subject to state or local taxes and should consult their tax advisors with respect to the state and local tax consequences of the Plan.

     THE FOREGOING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE PLAN MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. THE COMPANY RECOMMENDS THAT EACH STOCKHOLDER CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE PLAN.

                       LIQUIDATION ANALYSIS AND ESTIMATES

     Management of the Company has estimated, as of February 28, 2001, the following potentially realizable values, or ranges of realizable values, for its assets, estimated liabilities, and estimated costs of liquidation. The column titled "Low" assumes a combination of low recovery on assets and high incurrence and payment of liabilities and costs; and the column titled "High" assumes a combination of high recovery on assets and low incurrence and payment of liabilities and costs. There can be no assurance, however, that the Company will be able to dispose of any of the assets below for or within the indicated values or ranges, or at all. The Company has obtained an independent appraisal of the IMH preferred stock.

                                                         POTENTIAL REALIZABLE
                                                           NET ASSET VALUE
                                                       ------------------------
                                                       LOW                 HIGH
                                                       ---                 ----

                                                         (IN THOUSANDS EXCEPT
                                                          PER SHARE AMOUNTS)
(i)   ESTIMATED VALUE OF ASSETS
          Cash and Cash equivalents                    $24,500          $24,500
          IMH preferred stock(a)                         4,750            5,250
                                                       -------          -------
              Total assets                              29,250           29,750
                                                       -------          -------

(ii)  ESTIMATED LIABILITIES
          Accounts payable and accrued expenses            150              150
          Other liabilities                                600              100
                                                       -------          -------
              Total liabilities                            750              250
                                                       -------          -------

          Estimated Net Assets                          28,500           29,500
                                                       -------          -------

(iii) ESTIMATED FUTURE CASH RECEIPTS(b)
          Interest and dividends(c)                        950            1,825
          Tax refunds                                      600              250
                                                       -------          -------
              Total future cash receipts                 1,550            2,075
                                                       -------          -------

(iv)  ESTIMATED FUTURE OPERATING COSTS(b)
          Shared services fees                             400              275
          Professional fees                                725              425
          Taxes                                            100              475
          Stockholder communications                       225              150
          Insurance                                        150              125
          Compensation                                      50               75
          Other administrative costs                       350              250
                                                       -------          -------
              Total future operating expenses            2,000            1,775
                                                       -------          -------

ESTIMATED FUTURE CASH RECEIPTS LESS
          OPERATING COSTS                                 (450)             300
                                                       -------          -------

ESTIMATED NET PROCEEDS AVAILABLE FOR
          DISTRIBUTION TO STOCKHOLDER, BEFORE
          CONTINGENCY RESERVE                          $28,050          $29,800
                                                       =======          =======

              PER SHARE(d)                               $5.61            $5.96
                                                       =======          =======


----------

(a) The Company currently owns $5 million of 10.5% Cumulative Convertible Preferred Stock of Impac Mortgage Holdings, Inc., convertible at $4.72 per common share into 1,059,322 shares of the freely-tradeable common stock of IMH (AMEX symbol: IMH). On March 22, 2001, the price per share of IMH common stock was $4.00.

     The Board of Directors has not yet determined when to sell any of the remaining shares of IMH preferred stock or the manner of any such sale. This determination will be based on the judgement of the Board of Directors as to whether sale or sales of the IMH preferred stock at any particular time will result in realization of the best value to the Company's stockholders and will be based upon several factors, including without limitation, (i) the Company's contractual obligation to IMH; (ii) whether a market for IMH preferred stock exists; and (iii) the availability of one or more purchasers of the stock in a private sale.

(b) The estimate of interest income and operating costs during liquidation (which includes all costs presently known or expected by the Company) is based upon the Company's assumption that it will require approximately three years from the date that the stockholders approve the Plan to liquidate the Company. Furthermore, the Company has included an estimate of administrative costs to dissolve the Company and, if necessary, transfer the remaining assets and liabilities into a liquidating trust.

     As of March 22, 2001, the Company's administrative services are provided pursuant to the Shared Services Agreement. One of the Company's four Board members is also Chief Executive Officer of the Company. Compensation for these individuals will be approved by the Board and will be reasonable and customary with the level of responsibility.

(c) The interest income estimates assume 10.5% on the $5,000,000 of IMH preferred stock and ranges of 4.0% to 5.0% for rates of return applied to cash reserved for liquidation expense. The "low" potential realizable net asset value assumes sale of the IMH preferred stock in the second quarter of 2001, and the "High" potential realizable net asset value assumes sale of the IMH preferred stock in late 2002.

(d)  Based on 5,003,890 shares outstanding as of April 2, 2001.

     THE METHOD USED BY THE BOARD OF DIRECTORS AND MANAGEMENT IN ESTIMATING THE VALUES AND VALUE RANGES OF THE COMPANY'S ASSETS ARE INEXACT AND MAY NOT APPROXIMATE VALUES ACTUALLY REALIZED. THE BOARD OF DIRECTORS' ASSESSMENT ASSUMES THAT THE ESTIMATE OF THE COMPANY'S LIABILITIES AND OPERATING COSTS ARE ACCURATE, BUT THOSE ESTIMATES ARE SUBJECT TO NUMEROUS UNCERTAINTIES BEYOND THE COMPANY'S CONTROL AND ALSO DO NOT REFLECT ANY CONTINGENT LIABILITIES THAT MAY MATERIALIZE. FOR ALL THESE REASONS, THERE CAN BE NO ASSURANCE THAT THE ACTUAL NET PROCEEDS DISTRIBUTED TO STOCKHOLDERS IN LIQUIDATION WILL NOT BE SIGNIFICANTLY LESS THAN THE ESTIMATED AMOUNT SHOWN. MOREOVER, NO ASSURANCE CAN BE GIVEN THAT ANY AMOUNTS TO BE RECEIVED BY THE COMPANY'S STOCKHOLDERS IN LIQUIDATION WILL EQUAL OR EXCEED THE PRICE OR PRICES AT WHICH THE COMMON STOCK HAS RECENTLY TRADED OR MAY TRADE IN THE FUTURE.

VOTE REQUIRED AND BOARD RECOMMENDATION

     Approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     THE BOARD BELIEVES THAT THE PLAN IS IN THE BEST INTERESTS OF THE COMPANY'S STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL. IT IS INTENDED THAT SHARES REPRESENTED BY THE ENCLOSED FORM OF PROXY WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS OTHERWISE SPECIFIED IN SUCH PROXY.

                       PROPOSAL 3. APPOINTMENT OF AUDITORS


     In order for shares of the Common Stock of the Company to continue to trade publicly at any time during the liquidation period, the Company will continue to comply with the reporting requirements of the Exchange Act. Accordingly, the Company will file with the SEC unaudited Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K containing audited financial statements.

     It is proposed that the stockholders ratify the appointment by the Board of Directors of KPMG LLP as independent auditors for the purpose of auditing and reporting upon the consolidated financial statements of the Company for the year ending December 31, 2001. It is expected that a representative of that firm will be present at the Annual Meeting of Stockholders to be held on May 16, 2001 and will be afforded the opportunity to make a statement and respond to appropriate questions from stockholders present at the meeting.

     Management recommends that you vote FOR ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2001.


                    PROPOSAL 4. TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which Management intends to present or knows that others will present at the meeting is that set forth herein. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement thereof, it is the intention of the persons in the form of Proxy solicited from holders of the Common Stock to vote the Proxy on such matters in accordance with their judgment.


                              STOCKHOLDER PROPOSALS

     All proposals which stockholders of the Company desire to have presented at the Annual Meeting of Stockholders to be held in May, 2002 must be received by the Company at its principal executive offices on or before February 1, 2002.



                                        By Order of the Board of Directors


                                                EDWARD W. ROSE, III
                                        CHAIRMAN OF THE BOARD OF DIRECTORS



[________], 2001

                                  EXHIBIT INDEX


EXHIBIT                                                              PAGE NUMBER
-------                                                              -----------

Exhibit A--Plan of Complete Liquidation, Dissolution and
    Termination of Existence                                             33

Exhibit B--Audit Committee Charter                                       38

                                                                       EXHIBIT A
                    PLAN OF COMPLETE LIQUIDATION, DISSOLUTION
                          AND TERMINATION OF EXISTENCE
                                  OF LBP, INC.

     This Plan of Complete Liquidation, Dissolution and Termination of Existence (the "Plan") is intended to accomplish the complete liquidation, dissolution and termination of existence of LBP, Inc., a Delaware corporation (the "Company"), in accordance with the Delaware General Corporation Law ("DGCL") and Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

          1. The Board of Directors of the Company (the "Board of Directors") has adopted this Plan and called a meeting (the "Meeting") of the Company's stockholders (the "Stockholders") to take action on the Plan. If Stockholders holding a majority of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"), vote for the adoption of this Plan at the Meeting, the Plan shall constitute the adopted Plan of the Company as of the date of the Meeting, or such later date on which the Stockholders may approve the Plan if the Meeting is adjourned to a later date (the "Adoption Date").

          2. After the Adoption Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan. No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

          3. From and after the Adoption Date, the Company shall complete the following corporate actions:

               (a) The Company shall determine whether and when to (i) transfer the Company's property and assets (other than cash, cash equivalents and accounts receivable) to a liquidating trust (established pursuant to Section 6 hereof), or (ii) collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

               (b) The Company shall pay or, as determined by the Board of Directors, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company and all claims which are known to the Company but for which the identity of the claimant is unknown.

               (c) The Company shall distribute pro rata to the Stockholders, all available cash including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board of Directors or the Trustees (as defined in Section 6 hereof), in their absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors or the Trustees, in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the "Contingency Reserve") to satisfy claims against the Company, including, without limitation, tax obligations, claims that are the subject of pending litigation, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan.

     (d) If the Board determines to follow the procedures described in Section 280 of the DGCL, then the additional steps set forth below shall, to the extent necessary or appropriate, be taken:

               (i) The giving of notice of the dissolution to all persons having a claim against the Company and the rejection of any such claims in accordance with Section 280 of the DGCL;

               (ii) The offering of security to any claimant on a contract whose claim is contingent, conditional or unmatured in an amount the Company determines is sufficient to provide compensation to the claimant if the claim matures, and the petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any such claimant who has rejected such offer in accordance with
                    Section 280 of the DGCL;

               (iii)The  petitioning  of  the  Delaware  Court  of  Chancery  to determine the amount and form of security which would be reasonably likely to be sufficient to provide compensation for (i) claims that are the subject of pending litigation against the Company, and (ii) claims that have not been made known to the Company or that have not arisen, but are likely to arise or become known within five (5) years after the date of dissolution (or longer in the discretion of the Delaware Court of Chancery), each in accordance with Section 280 of the DGCL;

               (iv) The  payment,  or  the  making  of  adequate  provision  for payment, of all claims made against the Company and not rejected in accordance with Section 280 of, the DGCL;

               (v) The posting of all security offered and not rejected and all security ordered by the Court of Chancery in accordance with
                    Section 280 of the DGCL; and

               (vi) The  payment,  or  the  making  of  adequate  provision  for payment, of all other claims that are mature, known and uncontested or that have been finally determined to be owing by the Company.

     Notwithstanding the foregoing, the Company shall not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan by the Stockholders shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further Stockholder action, to proceed with the dissolution, liquidation and termination of existence of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof, including the adoption of a plan of distribution as contemplated by such section.

4. The distributions to the Stockholders pursuant to Sections 3, 6 and 7 hereof shall be in respect of all interests formerly represented by the outstanding Common Stock of the Company. As a condition to receipt of any distribution to the Stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees ("Satisfactory Evidence
     and Indemnity"). As a condition to receipt of any final distribution to the Stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for cancellation or (ii) furnish the Company with Satisfactory Evidence and Indemnity. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the earliest to occur of
     (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, (ii) the close of business on the date on which the remaining assets of the Company are transferred to the Trust, (iii) the date on which the Company ceases to exist under the Delaware General Corporation Law (following any post-dissolution continuation period thereunder), or (iv) such earlier date as the Board of Directors determines, and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

5. If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust established pursuant to Section 6 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

6. If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the "Trustees"), under a liquidating trust (the "Trust"), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder, or (ii) held as the Contingency Reserve. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the
     Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders for the purposes of Section 3 of this Plan. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company. The Company, subject to this Section 6 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

7.   Whether or not a Trust shall have been previously  established  pursuant to
     Section 6, in the event it should not be feasible for the Company to make the final distribution to the Stockholders of all assets and properties of the Company prior to the third anniversary of the Adoption Date, then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in Section 6.

8. After the Adoption Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with the DGCL.

9. The adoption of the Plan by the Stockholders shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character which the Board or such officers deem necessary, appropriate or advisable: (i) to sell, dispose, convey, transfer and deliver the assets of the Company, in one or a series of transactions, (ii) to satisfy or provide for the satisfaction of the Company's obligations in accordance with Sections 280 and 281 of the DGCL, (iii) to distribute all of the remaining funds of the Company and any unsold assets of the Company to the Stockholders, and (iv) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business.

10. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

11. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the payment of any such compensation.

12. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, as amended, and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the

     Trust. The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations hereunder.

13. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the DGCL.

14. The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

                                                                       EXHIBIT B

                                    LBP, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                           I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

          2.   Monitor  the   independence  and  performance  of  the  Company's
               independent auditors.

          3.   Provide  an  avenue  of   communication   among  the  independent
               auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

                  II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of any national securities exchange on which the Company's stock is listed or traded. The Audit Committee shall be comprised of from two to five directors as determined by the Board of Directors, each of whom shall be independent (as determined in accordance with the rules of any national securities exchange on which the Company's stock is listed or traded) nonexecutive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors. The members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and, when deemed necessary, the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

                III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses, including the status of previous recommendations.

     4. Review with financial management and, when deemed necessary, the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS
          61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan and engagement letter; discuss scope, staffing, locations, reliance upon management, and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

LEGAL COMPLIANCE

     10. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     11.  Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     12. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

     13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     14. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     15. Review financial and accounting personnel succession planning within the Company.

     16. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                    LBP, INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERSMAY 16, 2001

                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned, revoking any proxy heretofore given, hereby appoints LEIGH
J. ABRAMS and FREDRIC M. ZINN, or either of them, proxies of the undersigned, with full power of substitution, with respect to all the shares of the Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of LBP, Inc., to be held at The Crescent Club, 17th Floor, 200 Crescent Court, Dallas, Texas 75201 on May 16, 2001 at 10:00 A.M. and at any adjournment or postponement thereof, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and in their discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                                (Continued and to be signed on the reverse side)

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


                                                              Please
                                                              mark your
                                                              votes as
                                                              indicated in   [X]
                                                              this
                                                              example

       The Board of Directors Recommends a Vote FOR Authority to Vote for
                  Directors and for Propositions "2" and "3."

                                      FOR all named nominees         WITHHOLD
                                       (except as indicated          AUTHORITY
                                      to the contrary below)       from nominees
1. TO ELECT A BOARD OF                          [_]                     [_]
   FOUR DIRECTORS
   Nominees: Edward W. Rose, III,
   Leigh J. Abrams, James F. Gero,
   Marshall B. Payne

                                                       [_]       [_]       [_]

(INSTRUCTION:  To  withhold  authority  to vote for any
individual  nominee  write that  nominee's  name on the
space provided below.)
-------------------------------------------------------

                                                   FOR     AGAINST   ABSTAIN
2. TO APPROVE THE PLAN OF COMPLETE                 [_]       [_]       [_]
   LIQUIDATION, DISSOLUTION AND TERMINATION
   OF EXISTENCE OF THE COMPANY

3. TO RATIFY THE APPOINTMENT OF KPMG LLP           [_]       [_]       [_]
   AS INDEPENDENT AUDITORS.

                          Please sign exactly as name appears hereon. If the stock of registered in the names of two or more persons each should sign. Executors, Administrators, Trustees, Guardians, Attorneys, and corporate officers should add their titles.

                          Please check if you plan to attend the meeting.    [_]


____________________________  _____________________________  Dated:_______, 2001
  SIGNATURE OF SHAREHOLDER      SIGNATURE OF SHAREHOLDER

Please mark boxes [_] in blue or black ink.  This Proxy  should be returned  to:
Mellon Investor Services, L.L.C., Overpeck Center, 85 Challenger Rd., Ridgefield Park, New Jersey 07660

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